Exhibit 10.2

FIRST AMENDMENT TO
INTERCOMPANY LOAN AGREEMENT

THIS FIRST AMENDMENT TO INTERCOMPANY LOAN AGREEMENT (“Amendment”) is made and entered into on this 1st day of May, 2016 (“Effective Date”) by and between NaturalShrimp Holdings, Inc., a Delaware corporation (“NSH”), and NaturalShrimp Incorporated, a Nevada corporation (“NSI”). NSH and NSI may be collectively referred to in this Amendment as the “Parties.”

1. Purpose. The Parties acknowledge and agree that this Amendment is made and entered into for the purpose of modifying certain terms and/or conditions of the Intercompany Loan Agreement entered into by the Parties on January 1, 2016 (the “Agreement”). The terms and conditions set forth in this Amendment shall supersede and replace the provisions of the Agreement identified herein. All terms and conditions of the Agreement not modified by this Amendment shall remain in full force and effect as set forth in the Agreement. To the extent there is any conflict or inconsistency between any term or provision in this Amendment and any term or provision of the Agreement, the term or provision of this Amendment shall control. All capitalized terms set forth in this Amendment shall have the same meanings as set forth in the Agreement.

2. Modification. Section 1.1 of the Agreement is amended in its entirety and should be replaced with the following:

“1.1.
The Lender agrees to make loans (individually an “Advance” and collectively the “Loan”) to the Borrower. This particular Advance and the amount of the Loan outstanding shall be denominated in US Dollars and the maximum amount of the Loan advanced shall not exceed $750,000 (Seven Hundred Fifty Thousand Dollars) US Dollars (“Maximum Loan Amount”).”

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

NATURALSHRIMP HOLDINGS, INC. a Delaware Corporation

By:	/s/ Gerald Easterling
Name:	Gerald Easterling
Its:	President and Director
NATURALSHRIMP INCORPORATED a Nevada Corporation

By:	/s/ Bill Williams
Name:	Bill Williams
Its:	Chief Executive Officer
NATURALSHRIMP INCORPORATED a Nevada Corporation

By:	/s/ Bill Delgado
Name:	Bill Delgado
Its:	Director